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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 25, 2001

                              CONVERGYS CORPORATION
             (Exact name of registrant as specified in its charter)


            Ohio                           1-4379                31-1598292
(State or other jurisdiction      (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

       201 East Fourth Street
          Cincinnati, Ohio                                          45202
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (513) 723-7000









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FORM 8-K                                            CONVERGYS CORPORATION


ITEM 5.   OTHER EVENTS.

         On July 25, 2001, Convergys Corporation announced its financial results for the second quarter ended June 30, 2001. A copy of the related press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99.1: Press Release













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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CONVERGYS CORPORATION



                                     By:      /s/ William H. Hawkins II
                                          ------------------------------
                                              William H. Hawkins II
                                              General Counsel and Secretary



Date:  July 25, 2001